                                   IHOP CORP
                            EXECUTIVE INCENTIVE PLAN



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EFFECTIVE DATE
The Executive Incentive Plan is effective January 1, 1998, and supersedes all previously implemented plans.

MODIFICATION OF THE PLAN

IHOP CORP reserves the right to modify, terminate or make exceptions to the Executive Incentive Plan at any time without prior notice. The Plan will be reviewed on an annual basis allowing for updates or revisions to be considered. The Plan and this Plan Document do not constitute or imply an employment contract, and participants accrue no interest, right or any benefit in the Plan, except as specifically set forth in this document.

ELIGIBILITY

The Plan includes the President, Vice Presidents and all director level reports to the Vice Presidents or President, including legal counsels of the IHOP Corporation and its subsidiaries; except those otherwise covered by another plan. Any director level employee not qualifying to the previous conditions may become eligible with the written approval of the President. Participants must be actively employed with IHOP Corp. and its subsidiaries through the plan year of the bonus plan. The last day worked is the last day an employee is considered active. In the case of termination, vacation or other payments can not be used to extend the last day worked.

The incentive calculations are based on the position held at the end of the fiscal year the incentive was earned, unless otherwise stated below.

NEW HIRES/RE-HIRES

New hires and re-hires eligible for the Plan will have the incentive amount prorated based on the number of whole months worked in the fiscal year. If the participant begins work on the first calendar or workday of the month, they will be credited for a whole month worked. In the event an eligible employee is terminated and re-hired in the same fiscal year, the re-hire date will be used to determine the number of whole months to be prorated for the given year. For re-hired participants, incentive will not consider any time worked prior to the re-hire date.

PROMOTIONS

Any employee promoted to an eligible position during the fiscal year will have an incentive prorated based on the number of whole months in the fiscal year. If the participant is promoted on the first calendar or workday of the month, they will be credited for a whole month worked. The effective date of the promotion will be used to determine the number of whole months worked.

DEMOTIONS

When an employee is demoted from one eligible position to another the incentive will be calculated using the base pay at the end of the fiscal year. The percentage multiplier will be derived from the factor that relates to the specific job at the end of the fiscal year. Therefore, the calculations for the incentive will be based on the attributes of the current job. There will be no prorated incentives for individuals demoted during the fiscal year to an eligible position.

JOB CHANGE TO A NON-ELIGIBLE POSITION

Any employee changing from an eligible position to a non-eligible position during the fiscal year will have an incentive prorated based on the number of whole months in the fiscal year. The effective date of the job change will be used to determine the number of whole months worked. If the participant changed positions on the first calendar or workday of the month, the previous month will be used to determine the last whole month worked.

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SHORT-TERM OR LONG-TERM DISABILITY, WORKERS' COMPENSATION AND OTHER LEAVES OF
ABSENCE

Any participant on leave of absence, or otherwise not actively working during the fiscal year will have an incentive prorated excluding the period on leave. The date the leave is effective and the date ending leave will be used to calculate the number of whole months worked in the fiscal year. This incentive will only be paid upon the employees returning to active duty.

TERMINATION DUE TO DEATH OR RETIREMENT

Any incentive earned will be prorated for the fiscal year earned and awarded with the normal distribution of incentives. The incentive amount will be based on the number of whole months worked in the fiscal year earned.

PLAN DESCRIPTION

The Executive Incentive Plan is an annual incentive based on the profitability growth of IHOP Corp. and on the achievement of specific individual business objectives of the participants.

DETERMINING INCENTIVE

The incentive award is a percentage of base salary which is dependent on the position of the participant (see "Bonus Allocation Table"). The Target Payout % multiplied by the participants base salary on the last day of the fiscal year is the Target Incentive in dollars. Any eligible participant that is not an Officer will have an incentive based on the Directors Target Payout as a percentage of Base Salary. The incentive weighting for the CEO is solely based on Company Performance. The incentive weighting for Executive Vice President, Vice Presidents, and Directors is 40% Individual Business Objectives and 60% Company Performance.


BONUS ALLOCATION TABLE
 ---------------------------------------------------------------------------------------------------
                                CEO          EXECUTIVE VICE       VICE PRESIDENTS        DIRECTORS
                                                PRESIDENT
 ---------------------------------------------------------------------------------------------------
 TARGET PAYOUT AS A %
  OF BASE SALARY                60%                50%                 35%                  20%

-----------------------------------------------------------------------------------------------------

Incentive Payout Calculation

The incentive payout is based solely on performance, therefore no limiting factors will be used in calculating the incentive. The Level of Performance is always based on the last whole percentage actually achieved.

Examples of incentive calculations in various scenarios are attached to the Plan Document.

COMPANY PERFORMANCE

The Company Performance is based on a comparison of the actual profit before taxes and extraordinary items to the budgeted figure for the Plan Year. To determine the Profit Achievement for the organization divide the actual profit before taxes, bonus and extraordinary items by the budgeted profit before taxes, bonus and extraordinary items. Refer to the "Company Payout Table" to determine the bonus achieved for Company portion of the incentive. The bonus achieved is multiplied by the percentage weighting for the respective position (see "Determining Incentive") and then multiplied by the individual's base salary to determine the company portion of the payout.

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                               COMPANY PAYOUT TABLE

         Actual Profit Achieved                  % OF BONUS ACHIEVED
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             Less than 90 %                              0 %
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                  90 %                                  75.0%
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                  91 %                                  77.5%
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                  92 %                                  80.0%
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                  93 %                                  82.5%
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                  94 %                                  85.0%
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                  95 %                                  87.5%
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                  96 %                                  90.0%
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                  97 %                                  92.5%
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                  98 %                                   95.0%
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                  99 %                                   97.5%
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                 100 %                                  100.0%
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                 101 %                                  105.0%
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                 102 %                                  110.0%
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                 103 %                                  115.0%
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                 104 %                                  120.0%
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                 105 %                                  125.0%
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                 106 %                                  130.0%
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                 107 %                                  135.0%
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                 108 %                                  140.0%
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                 109 %                                  145.0%
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                 110 %                                  150.0%
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                 111 %                                  155.0%
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                 112 %                                  160.0%
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                 113 %                                  165.0%
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             114 % or more                              170.0%
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INDIVIDUAL BUSINESS OBJECTIVES

Annually, each eligible participant in the plan sets individual business objectives in conjunction with his or her immediate supervisor in December of each year. During this process challenging, measurable objectives that significantly impact the Company business objectives are to be mutually determined.

After the fiscal year, a percentage of Achievement is then established by the immediate supervisor and approved by the CEO. This percentage of Achievement is multiplied by the percentage weighting for the respective position (see "Determining Incentive") and then multiplied by the individual's base salary to determine the individual portion of the payout.

In addition to the calculated individual portion of the incentive, an award may be granted at the discretion of the President to individuals exceeding expected levels of performance.

PAYMENT DISTRIBUTION

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Incentive payouts will be distributed as soon as possible following the closing of the fiscal year. Payouts will be paid in a separate check from the regular payroll check, and is subject to normal withholding deductions.

PLAN ADMINISTRATION

The Executive Incentive plan is administered by the IHOP Human Resources Department. This Plan Document and its provisions regulate all plan guidelines and participant eligibility. Any special circumstances must be submitted in writing to the Human Resources Department and approved by the President at the time of the exception.

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                        INCENTIVE CALCULATION SCENARIOS
                        -------------------------------


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EXAMPLE #1: LOW INDIVIDUAL ACHIEVER & LOW COMPANY

Assume a Vice President has a Base Salary of $170,000.

INDIVIDUAL COMPONENT
--------------------
The Individual Performance was reviewed and found 1 out of 4 goals were achieved. Assuming each goal was weighted equally, the Individual Component is 25%. Assume the EPS growth for the fiscal year was 11%.

COMPANY COMPONENT
-----------------
Profit Before Taxes and Extraordinary Items for the year is 95% of the Target Amount. Therefore, the Bonus Achieved is 87.5% for the Company Component (see "Company Payout Table" on page 4 of the Plan).

Step # 1  - Target  Payout
--------------------------
Base Salary * Target Payout % = Target Payout

$170,000 * (35%)   =     $59,500

Step # 2 - Individual Payout
----------------------------
Individual    *       Weighted as 40%  =    Individual Payout
 Component            of Target Payout

25%           *       (40% * $59,500)  =    $5,950

Step # 3 - Company Payout
-------------------------
Company       *       Weighted as 60%  =    Company Target
 Component            of Target


87.5%         *       (60% * $59,500)  =    $31,237.50

Step # 4 - Incentive Payout
---------------------------
Individual Payout  +  Company Payout  =  Incentive Payout

$5,950               +    $31,237.50          =     $37,187.50


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EXAMPLE #2: HIGH INDIVIDUAL ACHIEVER & HIGH COMPANY

Assume a Vice President has a Base Salary of $170,000.

INDIVIDUAL COMPONENT
--------------------
The Individual Performance was reviewed and found 4 out of 4 goals were achieved. Assuming each goal was weighted equally, the Individual Component is 100%. Assume the EPS growth for the fiscal year was 17%.

COMPANY COMPONENT
-----------------
Profit Before Taxes and Extraordinary Items for the year is 108% of the Target Amount. Therefore, the Bonus Achieved is 140% for the Company Component (see "Company Payout Table" on page 4 of the Plan).

Step # 1  - Target  Payout
--------------------------
Base Salary * Target Payout % = Target Payout

$170,000 * (35%)   =     $59,500

Step # 2 - Individual Payout
----------------------------
Individual    *       Weighted as 40%   =    Individual Payout
 Component            of Target Payout

100%          *       (40% * $59,500)   =           $23,800

Step # 3 - Company Payout
-------------------------
Company       *       Weighted as 60%   =    Company Target
 Component            of Target


140%          *       (60% * $59,500)   =            $49,980

Step # 4 - Incentive Payout
---------------------------
Individual Payout  +  Company Payout  =  Incentive Payout

$23,800      +        $49,980         =              $73,780


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